                                                                   Exhibit 10.75
                                 [JPMORGAN LOGO]

JPMORGAN CHASE BANK
Global Derivative Operations
4 Metrotech Center, 17th Floor
Brooklyn, New York 11245

                         INTEREST RATE SWAP CONFIRMATION
                              AMENDED AND RESTATED

TO       : NELNET INC.
           C.O WILMINGTON TRUST COMPANY
           RODNEY SQUARE NORTH
           1100 NORTH MARKET STREET
           WILMINGTON DE 19890
           USA

ATTN     : Swap Operations
FAX      : 1-402-458-2399
DATE     : 13 August 2003
RE       : Transaction Reference No. 0001721641 / 66108781

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date below, It constitutes a "Confirmation" as referred to in the ISDA Master Agreement described below.

         The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of 20 May 2002, as amended and supplemented from time to time (the "Agreement"), between JPMorgan Chase Bank ("JPMorgan") and NELNET INC. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         NOTIONAL AMOUNT:           USD 1,000,000,000.00

         TRADE DATE:                4 August 2003

         EFFECTIVE DATE:            25 August 2003

         TERMINATION DATE:          25 August 2005, subject to adjustment in
                                    accordance with the Following Business Day
                                    Convention.

Confirmation - Swap Transaction                JPMorgan Ref: 0001721641/66108781

         FLOATING AMOUNTS (1):

         FLOATING RATE PAYER:       COUNTERPARTY

         FLOATING RATE PAYER
         PAYMENT DATES:             25 November, 25 February, 25 May, 25 August
                                    of each year commencing with 25 November
                                    2003 and ending with, and including, the Termination Date, subject to adjustment in accordance with the Following Business Day
                                    Convention.

         FLOATING RATE FOR INITIAL
         CALCULATION PERIOD:        TO BE DETERMINED

         FLOATING RATE OPTION:      USD - TBILL - H.15

         SPREAD:                    plus 0.342500 percent

         METHOD OF AVERAGING:       Unweighted Average Rate

         RESET DATES:               Weekly

         COMPOUNDING:               Not Applicable

         FLOATING RATE DAY COUNT
         FRACTION:                  Actual/Actual

         BUSINESS DAYS:             New York

         FLOATING AMOUNTS (2):

         FLOATING RATE PAYER:       JPMORGAN

         FLOATING RATE PAYER
         PAYMENT DATES:             25 November, 25 February, 25 May, 25 August
                                    of each year commencing with 25 November
                                    2003 and ending with, and including, the Termination Date, subject to adjustment in accordance with the Following Business Day
                                    Convention.

         FLOATING RATE FOR INITIAL
         CALCULATION PERIOD:        TO BE DETERMINED

         FLOATING RATE OPTION:      USD - LIBOR - BBA

         SPREAD:                    None

         DESIGNATED MATURITY:       3 Months

Confirmation - Swap Transaction                JPMorgan Ref: 0001721641/66108781

         RESET DATES:               The first day of each Calculation Period.

         COMPOUNDING:               Not Applicable

         FLOATING RATE DAY COUNT
         FRACTION:                  Actual/360

         BUSINESS DAYS :            NEW YORK

         CALCULATION AGENT:         JPMorgan, unless otherwise specified in the
                                    Agreement.

      3. ACCOUNT DETAILS

            PAYMENTS TO JPMORGAN:

                                    JPMORGAN CHASE BANK, NEW YORK, JPMORGAN,NY
                                    ABA# 021000021, A/C# 900-900-1364

            PAYMENTS TO COUNTERPARTY:

                                    To be Advised

      4. OFFICE, ADDRESS AND TELEPHONE NUMBER FOR NOTICES IN CONNECTION WITH THIS TRANSACTION

                  (A) COUNTERPARTY: its Office in
                                    C.0 WILMINGTON TRUST COMPANY
                                    RODNEY SQUARE NORTH
                                    1100 NORTH MARKET STREET
                                    WILMINGTON DE19890
                                    USA

                  (B) JPMORGAN: its head Office in
                                    New York c/o Global Derivative
                                    Operations 4 Metrotech Center, 17th Floor
                                    Brooklyn, New York 11245

      5. DOCUMENTS TO BE DELIVERED

         Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

      6. RELATIONSHIP BETWEEN PARTIES

         Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

Confirmation - Swap Transaction                JPMorgan Ref: 0001721641/66108781

         (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

         (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

         (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                    Yours sincerely,

                                    JPMORGAN CHASE BANK

                                    BY: /s/ Deborah Hooper
                                        ------------------
                                    Name:  DEBORAH HOOPER
                                    Title: VICE PRESIDENT

         Confirmed as of the date first
         above written:

         NELNET INC.

         By: /s/ Terry Heimes
             ---------------------------

         Name: Terry Heimes
               -------------------------
         Title: CFO
                ------------------------
         apl/(a)kw

Confirmation - Swap Transaction                JPMorgan Ref: 0001721641/66108781

                    GLOBAL DERIVATIVE OPERATIONS CONTACT LIST

                                 CONFIRMATIONS

                                   TELEPHONE                         FACSIMILE

SINGLE AND CROSS CURRENCY SWAPS. FRA'S AND INTEREST RATE OPTIONS

Return executed confirmations / Send your confirmations to: (718) 242-9260 /9262 / 9263


Discrepancies with Confirm: (718) 242-7294 / 7296 / 3100 (718) 242-9260 /
9262/9263

If you did not receive our Confirmation: (718) 242-3313 / 3089 / 3323 (718) 242-9260 / 9262 / 9263

                               RATE RESET ADVICES
       (SINGLE AND CROSS CURRENCY SWAPS, FRA'S AND INTEREST RATE OPTIONS)

JPMORGAN CHASE BANK. LONDON BRANCH

If you did not receive a Rate Reset Advice: 44(0) 1202 347715 44(0) 1202 343440
Email: clientfocus_group@jpmorgan.com

J.P.MORGAN CHASE BANK. NEW YORK BRANCH

If you did not receive a Rate Reset Advice: (718) 242-3121 / 7359 (718) 242-4206

                                    PAYMENTS
        (SINGLE AND CROSS CURRENCY SWAPS, FRA'S AND INTEREST RATE OPTIONS)

J.P.MORGAN CHASE BANK. LONDON BRANCH

Pre-Settlement:                          44(0)1202-347715              44(0)1202 343440
Post-Settlement:                         44(0)1202-347818              44(0)1202-343440

Email: clientfocus_group@jpmorgan.com

ASIA SPECIFIC;
Maite Gielissen:                                44(0) 1202 34 7420
Michael Stavonhagen:                            44(0) 1202 34 7607
Jacqueline Deakin:                              44(0) 1202 34 6651
Harvey Haynes:                                  44(0) 1202 34 3044
Facsimile:                                      44(0) 1202 34 2003

Email: asian-client-queries@jpmorgan.com

JPMORGAN CHASE BATIK, NEW YORK BRANCH

Pre-Settlement:                (718) 242-3187 / 2827 / 3098(718) 242-5826
Customer Service:                          (718) 242-7294 / 7296
(718) 242-4216
Email: ny.pre.customer.service@jpmorgan.com
Email: ny.post.customer.service@jpmorgan.com

JPMorgan Chase Bank, London S.W.I.F.T BIC (CHASGB2L) Telex 94060015 JPMorgan Chase Bank, New York S.W.I.F.T BIC (CHASUS33) Telex 420120 CMB UW

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